UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

WK Kellogg Co

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing shareowners of WK Kellogg Co, a Delaware corporation (the “Company”), with a definitive proxy statement related to the proposed transaction with Ferrero International S.A., a Luxembourg public limited company (“Parent”), in which Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”), will be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 10, 2025 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following documents:

1.	Connection Session powerpoint slides from a presentation provided to employees of the Company on July 11, 2025.

2.	Battle Creek Community Meeting powerpoint slides from a presentation provided to the community of Battle Creek, Michigan, on July 11, 2025.

3.	An email from the Executive Chairman of the Parent provided to employees of the Company on July 11, 2025 (the “Parent Executive Chairman Email”).

4.	An email from the CEO of the Parent provided to employees of the Company on July 11, 2025 (the “Parent CEO Email”).

5.	A cover note to the Parent Executive Chairman Email and Parent CEO Email provided to employees of the Company on July 11, 2025.

6.	Screenshots of social media posts that were posted on LinkedIn on July 11, 2025.

*   *   *

Connection Session

Forward Looking Statements and Legal Disclaimers Cautionary Statement Regarding Forward-Looking Statements This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period. All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Additional Information and Where to Find It This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company or Ferrero with the SEC. BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Participants in the Solicitation The Company, Ferrero, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of Ferrero’s directors and executive officers and other persons who may be deemed participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company or Ferrero may file with the SEC.

About Ferrero Ferrero Group and Affiliated Companies Ferrero’s North America Portfolio Founded in Alba, where 75+ years in 61,000+ it continues business employees operations to this day Ferrero North America 50+ 22 plants 14,000 years in and 11 employees North offices America 4

Our Journey Separation Activities Deploying Strategy & ~500 bps Margin Beginning Execution Improvement Build the Organization WK Strategy Spin Logic Development 5

Our Next Chapter

Build

On our strong foundation

Invest

In our iconic brands and capabilities

Accelerate

The realization of our strategic growth aspirations

6

Values-Driven, Family Founded Show Up Have a Bring Out as Create and “Make It Win with the Best in One Act Boldly Better” Purpose Each Other Company Mindset 7

A Great Home for Our People New opportunities for growth and development Intention is to remain a standalone business Plan to invest in WK Kellogg Co’s brands and capitalize on growth opportunities Battle Creek to remain a core location & HQ for North American cereal business 8

How are you feeling? 9

What does this mean for us? 10

Next Steps Support one In the meantime, Committed to Today is just another, the business as keeping you the first step WK Way usual informed 11

Resources • Reach out to your manager • Visit Employee Resource Site • Send us your questions: WKEmployeeQuestions@wkkellogg.com 12

WK Kellogg Co Battle Creek Community Meeting

Forward Looking Statements and Legal Disclaimers Cautionary Statement Regarding Forward-Looking Statements This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period. All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Additional Information and Where to Find It This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company or Ferrero with the SEC. BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Participants in the Solicitation The Company, Ferrero, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of Ferrero’s directors and executive officers and other persons who may be deemed participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company or Ferrero may file with the SEC.

Our Legacy in Battle Creek • W.K. Kellogg founded Battle Creek Toasted Corn Flakes Co. (later Kellogg Company) in 1906 • Spurred cereal industry growth in Battle Creek • At height of “cereal boom” in early 1900s, 100-plus cereal companies operated in Battle Creek, making it cereal industry’s epicenter • Kellogg’s and cereal continues to be synonymous with Battle Creek 3

About Ferrero Ferrero Ferrero’s North America Portfolio Founded in Alba, where 47,000 75+ years in it continues employees business operations to this day Ferrero North America 50+ 22 plants 14,000 years in and 11 employees North offices America 5

A Great Home for Our People New opportunities for growth and development Intention is to remain a standalone business Plan to invest in WK Kellogg Co and capitalize on growth opportunities Battle Creek to remain a core location & HQ for North American cereal business 6

Our Next Chapter Accelerate Invest Build The realization of In our iconic On our strong our strategic brands and foundation growth capabilities aspirations 7

Q&A 8

To WK Kellogg Co Employees from Ferrero

Dear colleagues,

I’m very proud that we have announced a definitive agreement for the Ferrero Group to acquire WK Kellogg Co.

Ferrero started in 1946 as a small pastry shop in Alba, Italy and has grown to become a global leader in sweet-packaged foods, including confectionery, biscuits, ice cream and better-for-you-snacking. Our brands include Nutella, Kinder, Tic Tac and Ferrero Rocher as well as iconic American brands such as Butterfinger®, Keebler®, and Famous Amos®. Over the years we reinforced our portfolio with confectionery brands like Jelly Belly®, NERDS®, and Trolli® as well as ice cream frozen treat brands Blue Bunny®, Bomb Pop®, and Halo Top®.

With iconic and loved brands, I know that WK Kellogg Co shares many common values with Ferrero, and I strongly believe this represents a win-win partnership. We have ambitious plans to invest and continue to grow together, and are committed to a long and successful future, building on your legacy of fantastic products.

I strongly believe that WK Kellogg Co and Ferrero are the perfect match and look forward to welcoming you to the Ferrero Group once the transaction closes, which we expect to be in the second half of the year.

Sincerely,

Giovanni Ferrero, Executive Chairman, Ferrero Group

Dear colleagues,

Following the message from our Executive Chairman, I would like to extend excitement that we have entered an agreement to acquire WK Kellogg Co.

WK Kellogg Co is a trusted company with a strong portfolio of beloved brands and represents a meaningful addition to the Ferrero Group.

The North America market is a strategic focus of the Group. We are already growing significantly in the confectionery, biscuit and ice cream markets in North America, and WK Kellogg Co will provide an additional presence in breakfast cereals, a new and exciting category for us. After the transaction closes, Battle Creek, MI will remain a core location for the company and will be Ferrero’s headquarters for North America cereal.

I am looking forward to working with you in the future as we embark on a new era together with many exciting opportunities ahead.

Thank you,

Lapo Civiletti, Ferrero Group CEO

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,”

“believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company or Ferrero with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company, Ferrero, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of Ferrero’s directors and executive officers and other persons who may be deemed participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company or Ferrero may file with the SEC.

From: WKKC Employee Communications

Audience: All Salaried Employees (US_PR Salaried DDL, MX_Salaried DDL, CA, Salaried DDL)

Subject:

A Warm Welcome from Ferrero Leadership

Ferrero leadership has extended a warm welcome to all WK Kellogg Co employees as part of our agreement to be acquired by Ferrero.

Please take a moment to read messages from Giovanni Ferrero, Executive Chairman of the Ferrero Group, and Lapo Civiletti, CEO of the Ferrero Group. As you’ll see, their words reflect their enthusiasm and excitement about our future together.

Please click here [link] to read them on WK Central.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company or Ferrero with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company, Ferrero, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief

Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of Ferrero’s directors and executive officers and other persons who may be deemed participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company or Ferrero may file with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of the Company by Parent (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Parent. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company or Parent with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company, Parent and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of Parent’s directors and executive officers and other persons who may be deemed participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company or Parent may file with the SEC.